UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

BLUEROCK HOMES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Third Avenue, 40th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8 - K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Disposition of Golden Pacific Units

Prior to 2026, Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”) entered into a joint venture with an unaffiliated third party to acquire single-family residential units located in Indiana, Kansas and Missouri, collectively known as the Golden Pacific portfolio. The Company holds a 97% interest in the joint venture.

Between January 1, 2026 and November 5, 2026, the Company completed the disposition of its interest in 86 single-family residential units within the Golden Pacific portfolio as follows: (i) 35 units sold during the period of January 1, 2026 through May 27, 2026, as previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 2, 2026; (ii) 26 units sold during the period of May 28, 2026 through August 7, 2026, as previously reported in the Company’s Current Report on Form 8-K filed with the SEC on August 11, 2026; and (iii) 25 units sold during the period of August 8, 2026 through November 5, 2026, as reported herein. The 25 additional units were sold to unaffiliated third parties pursuant to the terms and conditions of multiple separate purchase and sale agreements for an aggregate sales price of approximately $6.6 million. After closing costs, prorations and adjustments typical in such real estate transactions, the aggregate net proceeds to the Company from the sale of these 25 units were approximately $5.9 million.

ITEM 9.01	FINANCIAL STATEMENTS

(a)

Pro Forma Financial Information

Bluerock Homes Trust, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2026 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2026 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the nine months ended September 30, 2026 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the nine months ended September 30, 2026 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2025 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2025 (unaudited)

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions, and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2026 and its other filings with the SEC.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS INFORMATION

The following unaudited pro forma condensed consolidated financial statements of Bluerock Homes Trust, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2025, and as of and for the nine months ended September 30, 2026 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2026, and the unaudited pro forma condensed consolidated statements of operations and comprehensive income (loss) for the nine months ended September 30, 2026 and the year ended December 31, 2025, have been prepared to provide pro forma financial information with regard to the Company’s disposition of single-family residential units within the Golden Pacific portfolio, which the Company consolidated, and includes pro forma information for the transactions described below. The unaudited pro forma financial information gives effect to:

(1)	The Company’s disposition of its interests in an aggregate of 86 units within the Golden Pacific portfolio to unaffiliated third parties as follows: the dispositions of (i) 61 units during the period of January 1, 2026 through August 7, 2026, (ii) 12 units during the period of August 8, 2026 through September 30, 2026, and (iii) 13 units during the period of October 1, 2026 through November 5, 2026. The pro forma financial information presented herein does not give effect to the subsequent reinvestment of the net proceeds from such dispositions.

The pro forma condensed consolidated balance sheet as of September 30, 2026 assumes that the dispositions of the 13 units during the period of October 1, 2026 through November 5, 2026 referred to above occurred on September 30, 2026.

The pro forma condensed consolidated statement of operations and comprehensive income (loss) for the nine months ended September 30, 2026 assumes that the dispositions of (i) the 61 units during the period of January 1, 2026 through August 7, 2026 and (ii) the aggregate 25 units during the period of August 8, 2026 through November 5, 2026 referred to above occurred on January 1, 2026.

The pro forma condensed consolidated statement of operations and comprehensive income (loss) for the year ended December 31, 2025 assumes that the dispositions of (i) the 61 units during the period of January 1, 2026 through August 7, 2026 and (ii) the aggregate 25 units during the period of August 8, 2026 through November 5, 2026 referred to above occurred on January 1, 2025.

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transaction referred to above have been made. Our unaudited pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations would have been assuming the transaction referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2026

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Golden Pacific Unit Sales (b)	Pro Forma Total
ASSETS
Net real estate investments
Land	$113,219	$(65)	$113,154
Buildings and improvements	720,347	(198)	720,149
Furniture, fixtures and equipment	29,871	(2)	29,869
Construction in process	18,163	—	18,163
Total gross operating real estate investments	881,600	(265)	881,335
Accumulated depreciation	(76,862)	26	(76,836)
Total net operating real estate investments	804,738	(239)	804,499
Operating real estate held for sale, net	21,102	(2,708)	18,394
Total net real estate investments	825,840	(2,947)	822,893
Cash and cash equivalents	165,206	3,154	168,360
Restricted cash	22,408	(4)	22,404
Notes and accrued interest receivable, net	31,675	—	31,675
Investment in unconsolidated real estate fund	26,261	—	26,261
Accounts receivable, prepaids and other assets, net	30,086	—	30,086
Preferred equity investments, net	60,780	—	60,780
Other intangible assets, net	5,116	—	5,116
Due from affiliates	1,090	—	1,090
Non-real estate assets associated with operating real estate held for sale	25	(10)	15
TOTAL ASSETS	$1,168,487	$193	$1,168,680

LIABILITIES AND EQUITY
Mortgages payable	$435,987	$—	$435,987
Accounts payable	1,347	—	1,347
Other accrued liabilities	25,395	(15)	25,380
Due to affiliates	6,539	—	6,539
Distributions payable	2,652	—	2,652
Liabilities associated with operating real estate held for sale	281	(38)	243
Total Liabilities	472,201	(53)	472,148
6.0% Series A Redeemable Preferred Stock, liquidation preference $25.00 per share, 30,000,000 shares authorized; 6,399,377 shares issued and outstanding at September 30, 2026	148,234	—	148,234
7.5% Series B Redeemable Preferred Stock, liquidation preference $25.00 per share, 14,000,000 shares authorized; 652,187 shares issued and outstanding at September 30, 2026	14,348	—	14,348
Equity
Stockholders’ Equity
Preferred stock, $0.01 par value, 206,000,000 shares authorized; no shares issued and outstanding at September 30, 2026	—	—	—
Common stock - Class A, $0.01 par value, 562,500,000 shares authorized; 4,099,425 shares issued and outstanding at September 30, 2026, historical and pro forma	41	—	41
Common stock - Class C, $0.01 par value, 187,500,000 shares authorized; 8,489 shares issued and outstanding at September 30, 2026, historical and pro forma	—	—	—
Additional paid-in-capital	122,065	—	122,065
Accumulated deficit	(4,388)	242	(4,146)
Accumulated other comprehensive income	56	—	56
Total Stockholders’ Equity	117,774	242	118,016
Noncontrolling Interests
Operating partnership units	270,192	—	270,192
Partially-owned properties	145,738	4	145,742
Total Noncontrolling Interests	415,930	4	415,934
Total Equity	533,704	246	533,950
TOTAL LIABILITIES AND EQUITY	$1,168,487	$193	$1,168,680

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2026

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

(b)	Reflects the Company’s disposition of its interest in an aggregate of 13 units within the Golden Pacific portfolio that occurred during the period of October 1, 2026 through November 5, 2026 which were included in the Company’s historical consolidated balance sheet. The dispositions of the Golden Pacific units were to unaffiliated third parties. The pro forma financial information does not reflect the subsequent reinvestment of the net proceeds from such dispositions. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2026

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Golden Pacific Units Sales (b)	Golden Pacific Units Sales (c)	Pro Forma Total
Revenues
Rental and other property revenues	$57,844	$(184)	$(176)	$57,484
Interest income from notes receivable	386	—	—	386
Total revenues	58,230	(184)	(176)	57,870

Expenses
Property operating	29,147	(336)	(321)	28,490
Property management and asset management fees	4,246	(60)	(46)	4,140
General and administrative	8,432	—	—	8,432
Management fees to related party	8,111	—	—	8,111
Acquisition and other transaction costs	206	—	—	206
Weather-related losses, net	683	—	—	683
Impairment of real estate investments	2,160	(34)	(33)	2,093
Depreciation and amortization	23,976	(103)	(98)	23,775
Total expenses	76,961	(533)	(498)	75,930

Other (expense) income
Other expense, net	(1,080)	56	53	(971)
Income from preferred equity investments	6,072	—	—	6,072
Share of net earnings of equity method investment	1,256	—	—	1,256
Provision for credit losses, net	(146)			(146)
Gain on sale of real estate investments, net	703	(1,174)	(231)	(702)
Loss on extinguishment of debt costs	(37)	—	—	(37)
Interest expense, net	(19,621)	—	—	(19,621)
Interest income	3,853	—	—	3,853
Total other expense	(9,000)	(1,118)	(178)	(10,296)
Loss before income taxes	(27,731)	(769)	144	(28,356)
Income tax expense	(4)	—	—	(4)
Net loss	(27,735)	(769)	144	(28,360)
Preferred stock dividends	(8,187)	—	—	(8,187)
Preferred stock accretion	(4,283)	—	—	(4,283)
Net loss attributable to noncontrolling interests
Operating partnership units	22,967	518	(97)	23,388
Partially-owned properties	7,184	23	(4)	7,203
Net loss attributable to noncontrolling interests	30,151	541	(101)	30,591
Net loss attributable to common stockholders	$(10,054)	$(228)	$43	$(10,239)

Loss per common share (d)
Net loss per common share – Basic	$(2.61)			$(2.65)
Net loss per common share – Diluted	$(2.61)			$(2.65)

Weighted average basic common shares outstanding	3,927,089			3,927,089
Weighted average diluted common shares outstanding	3,927,089			3,927,089

Other comprehensive income
Unrealized gain on available-for-sale investments, net	$147	$—	$—	$147
Less unrealized gain attributable to Operating partnership units	(102)	—	—	(102)
Other comprehensive income attributable to common stockholders	45	—	—	45
Comprehensive loss attributable to noncontrolling interests	30,049	541	(101)	30,489
Comprehensive loss attributable to common stockholders	$(10,009)	$(228)	$43	$(10,194)

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss)

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2026

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

(b)	Reflects the Company’s disposition of its interest in an aggregate of 61 units within the Golden Pacific portfolio that occurred during the period of January 1, 2026 through August 7, 2026 which were included in the Company’s historical consolidated statement of operations and comprehensive income (loss). The dispositions of the Golden Pacific units were to unaffiliated third parties. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

(c)	Reflects the Company’s disposition of its interest in an aggregate of 25 units within the Golden Pacific portfolio that occurred during the period of August 8, 2026 through November 5, 2026 which were included in the Company’s historical consolidated statement of operations and comprehensive income (loss). The dispositions of the Golden Pacific units were to unaffiliated third parties. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

(d)	Loss per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical loss per share amounts are the amounts reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026. Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and are included in the computation of loss per share.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Golden Pacific Units Sales (b)	Golden Pacific Units Sales (c)	Pro Forma Total
Revenues
Rental and other property revenues	$68,136	$(1,214)	$(498)	$66,424
Interest income from notes receivable	598	—	—	598
Total revenues	68,734	(1,214)	(498)	67,022

Expenses
Property operating	33,185	(542)	(222)	32,421
Property management and asset management fees	5,372	(235)	(96)	5,041
General and administrative	11,249	—	—	11,249
Management fees to related party	10,471	—	—	10,471
Acquisition and other transaction costs	418	—	—	418
Weather-related losses, net	59	—	—	59
Impairment of real estate investments	5,905	(1)	—	5,904
Depreciation and amortization	29,418	(479)	(196)	28,743
Total expenses	96,077	(1,257)	(514)	94,306

Other (expense) income
Other expense, net	(139)	35	14	(90)
Income from preferred equity investments	8,759	—	—	8,759
Share of net earnings of equity method investment	1,058	—	—	1,058
Recovery of credit losses, net	103	—	—	103
Gain on sale of real estate investments, net	1,689	—	—	1,689
Gain on sale of available-for-sale investments, net	3,664	—	—	3,664
Loss on extinguishment of debt costs	(27)	—	—	(27)
Interest expense, net	(23,988)	—	—	(23,988)
Interest income	5,258	—	—	5,258
Total other expense	(3,623)	35	14	(3,574)
Loss before income taxes	(30,966)	78	30	(30,858)
Income tax expense	(1,632)	—	—	(1,632)
Net loss	(32,598)	78	30	(32,490)
Preferred stock dividends	(9,203)	—	—	(9,203)
Preferred stock accretion	(4,538)	—	—	(4,538)
Net loss attributable to noncontrolling interests
Operating partnership units	25,797	(50)	(21)	25,726
Partially-owned properties	9,051	(2)	(1)	9,048
Net loss attributable to noncontrolling interests	34,848	(52)	(22)	34,774
Net loss attributable to common stockholders	$(11,491)	$26	$8	$(11,457)

Loss per common share (d)
Net loss per common share – Basic	$(3.02)			$(3.01)
Net loss per common share – Diluted	$(3.02)			$(3.01)

Weighted average basic common shares outstanding	3,889,301			3,889,301
Weighted average diluted common shares outstanding	3,889,301			3,889,301

Other comprehensive income
Unrealized gain on available-for-sale investments, net	$568	$—	$—	$568
Less unrealized gain attributable to Operating partnership units	(393)	—	—	(393)
Other comprehensive income attributable to common stockholders	175	—	—	175
Comprehensive loss attributable to noncontrolling interests	34,455	(52)	(22)	34,381
Comprehensive loss attributable to common stockholders	$(11,316)	$26	$8	$(11,282)

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss)

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Certain amounts in prior year financial statement presentation have been reclassified to conform to the current year presentation. Specifically, impairment of real estate amounts that were previously included with gains on sales of real estate in a single line item on the consolidated statements of operations and comprehensive income (loss) are now presented separately within impairment of real estate investments.

(b)	Reflects the Company’s disposition of its interest in an aggregate of 61 units within the Golden Pacific portfolio that occurred during the period of January 1, 2026 through August 7, 2026 which were included in the Company’s historical consolidated statement of operations and comprehensive income (loss). The dispositions of the Golden Pacific units were to unaffiliated third parties. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

(c)	Reflects the Company’s disposition of its interest in an aggregate of 25 units within the Golden Pacific portfolio that occurred during the period of August 8, 2026 through November 5, 2026 which were included in the Company’s historical consolidated statement of operations and comprehensive income (loss). The dispositions of the Golden Pacific units were to unaffiliated third parties. The pro forma adjustments reflect a combination of (i) amounts directly attributable to the disposed units based on available property-level information and (ii) portfolio-level assumptions and estimates that management believes to be reasonable, though which may differ from the actual results had the units been operated on a standalone basis.

(d)	Loss per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical loss per share amounts are the amounts reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and are included in the computation of loss per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

DATE:	November 12, 2026	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer